UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 4, 2013

Multimedia Games Holding Company, Inc.
(Exact name of Registrant as Specified in its Charter)

 000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On December 4, 2013 beginning at 9:00 a.m. E.S.T., Multimedia Games Holding Company, Inc. (the “Company”) will make a presentation (the “Conference Presentation”) at the Wells Fargo “2013 Boston Gaming Forum” and potentially at one or more other meetings with investors and analysts. A copy of the Conference Presentation is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is furnished under this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

99.1    Presentation for the Wells Fargo “2013 Boston Gaming Forum” to be held on December 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES HOLDING COMPANY, INC.

Dated: December 4, 2013	By:	/s/ Todd F. McTavish
Todd F. McTavish
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Presentation for the Wells Fargo “2013 Boston Gaming Forum” to be held on December 5, 2013.